Commitment and contingencies	12 Months Ended
Mar. 31, 2023
Text block [abstract]
Commitment and contingencies
29. Commitment and contingencies
Capital commitments
As at March 31, 2023 and 2022, the Company had committed to spend approximately $17,942 and $9,522, respectively, under agreements to purchase property and equipment. These amounts are net of capital advances paid in respect of these purchases.
Bank guarantees and others
Certain subsidiaries of the Company hold bank guarantees aggregating $924 and $868 as at March 31, 2023 and March 31
,
2022, respectively. These guarantees have a remaining expiry term ranging from one to five years.
Restricted time deposits placed with bankers as security for guarantees given by them to regulatory authorities and other third parties aggregating $484 and $666 as at March 31, 2023 and March 31
,
2022, respectively, are included in other current assets. These deposits represent cash collateral against bank guarantees issued by the banks on behalf of the Company to third parties.
Contingencies
In the ordinary course of business, the Company is involved in lawsuits, claims and administrative proceedings. While uncertainties are inherent in the final outcome of these matters, the Company believes, after consultation with counsel, that the disposition of these proceedings will not have a material adverse effect on the Company’s financial position, results of operations or cash flows. Also refer Note 25-Income Taxes for details on tax related contingencies.